Exhibit 99.1

EXECUTION VERSION

VOTING AGREEMENT

This VOTING AGREEMENT (this “Agreement”) is made and entered into as of October 30, 2015 by and between Endurance International Group Holdings, Inc., a Delaware corporation (“Parent”), and the undersigned stockholders of Constant Contact, Inc., a Delaware corporation (the “Company”), set forth on Schedule A hereto (each a “Stockholder” and, collectively the “Stockholders”).

WITNESSETH:

WHEREAS, Parent, Paintbrush Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and the Company have entered into an Agreement and Plan of Merger of even date herewith (as it may be modified or amended from time to time, the “Merger Agreement”), which provides for, among other things, the merger of Merger Sub with and into the Company (the “Merger”) with the Company continuing as the surviving corporation of the Merger and pursuant to which all Common Shares will be converted into the right to receive the consideration set forth in the Merger Agreement;

WHEREAS, as of the date hereof each Stockholder is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of the number of Common Shares set forth opposite the name of such Stockholder on Schedule A hereto;

WHEREAS, the Board of Directors of the Company has, prior to the execution of this Agreement, approved this Agreement and the transactions contemplated hereby; and

WHEREAS, as a condition and inducement to the willingness of Parent and Merger Sub to enter into the Merger Agreement, each Stockholder (in its capacity as such) has agreed to enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below intending to be legally bound, the parties hereto agree as follows:

1. Certain Definitions. All capitalized terms that are used but not defined herein shall have the respective meanings ascribed to them in the Merger Agreement. For all purposes of and under this Agreement, the following terms shall have the following respective meanings:

“Common Shares” shall mean, with respect to any Stockholder, (i) all shares of Company Common Stock, all Company Stock Options, all Company RSUs and all rights to purchase Company Common Stock, in each case, owned by such Stockholder as of the date hereof, and (ii) all additional shares of Company Common Stock, Company Stock Options and rights to purchase Company Common Stock, of which such Stockholder acquires ownership during the period from the date of this Agreement through the Expiration Date (including by means of purchase, dividend, distribution, stock split, split-up, merger, consolidation, reorganization, recapitalization, combination, exchange or similar transaction or issued upon the exercise of any warrants or options, the vesting or settlement of Company RSUs, or the conversion of any convertible securities or otherwise).

“Expiration Date” shall mean the earlier to occur of (i) the termination of the Merger Agreement in accordance with the terms thereof, (ii) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement, and (iii) the date of any material modification, waiver or amendment to any provision of the Merger Agreement that reduces the amount, changes the form or otherwise adversely affects, in any material respect, the consideration payable to any Stockholder without the written consent of such Stockholder.

“Transfer” A Person shall be deemed to have effected a “Transfer” of a Common Share if such Person, directly or indirectly, (i) sells, issues, pledges, encumbers, assigns, grants an option with respect to, transfers, tenders or otherwise disposes of such Common Shares or any interest in such Common Shares in any manner, for or without consideration, or (ii) enters into an agreement or commitment providing for the sale of, issuance of, pledge of, encumbrance of, assignment of, grant of an option with respect to, transfer of, tender of or other disposition of such Common Shares or any interest therein in any manner, for or without consideration, provided, that, for the avoidance of doubt, “Transfer” does not include granting a proxy or voting or consent instructions with respect to any matter other than those specified in clauses (i), (ii) or (iii) of Section 3(a).

2. Transfer of Common Shares.

(a) Transfer Restrictions. During the term of this Agreement and subject to Section 2(c), no Stockholder shall Transfer (or cause or permit the Transfer of) any Common Shares (or enter into any agreement or arrangement relating to the Transfer of any Common Shares) except to Parent or with Parent’s prior written consent. Any Transfer, or purported Transfer, of Common Shares in breach or violation of this Agreement shall be void and of no force or effect and each Stockholder acknowledges that the Company will not register or permit the registration of or otherwise facilitate or effect any such Transfer.

(b) Transfer of Voting Rights. Without limiting the generality of Section 2(a), each Stockholder agrees not to deposit (or cause or permit the deposit of) any Common Shares in a voting trust or grant any proxy or enter into any voting agreement or similar agreement with respect to any of the Common Shares or otherwise take any similar action in contravention of the obligations of each Stockholder under this Agreement.

(c) Permitted Transfers. Nothing in this Section 2 shall prohibit a Transfer of Common Shares by a Stockholder (i) to any member of such Stockholder’s immediate family, or to a trust for the benefit of such Stockholder or any member of such Stockholder’s immediate family, (ii) by will or operation of law or upon the death such Stockholder, (iii) in connection with or for the purpose of personal tax-planning or estate-planning, (iv) to Affiliates of such Stockholder, (v) for charitable purposes or as charitable gifts or donations, or (vi) pursuant to any Rule 10b5-1 plan in effect as of the date of this Agreement; provided, however, that a Transfer referred to in subclauses (i)-(v) of this Section 2(c) shall be permitted only if, as a precondition to such transfer, the transferee agrees in writing to be bound by all of the terms of this Agreement. In addition, notwithstanding anything in this Agreement to the contrary, a Stockholder may make: (A) with respect such Stockholder’s Company Stock Options, Transfers of the underlying Company Shares to the Company (or cancellations) in payment of the exercise price of such Stockholder’s Company Stock Options, and (B) with respect to such Stockholder’s Company Stock Options or Company RSUs, (x) Transfers or cancellations of the underlying Common Shares to the Company in order to satisfy Taxes applicable to the exercise of such Stockholder’s Company Stock Options, or (y) Transfers or cancellations of Common Shares or Company RSUs to the Company in order to satisfy Taxes applicable to the vesting or settlement of such Stockholder’s Company RSUs.

3. Agreement to Vote Common Shares; Irrevocable Proxy.

(a) At every meeting of the stockholders of the Company, and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders of the Company, each Stockholder (in such Stockholder’s capacity as such), to the extent not so voted by the

Person(s) appointed under a Proxy (as defined below), shall, or shall cause the holder of record on any applicable record date to, vote all Common Shares as to which such Stockholder has sole or shared voting power and entitled to vote or act by written consent:

(i) in favor of (A) the adoption of the Merger Agreement and any other matter that must be approved by the stockholders of the Company in order for the transactions contemplated by the Merger Agreement to be consummated and (B) any adjournment, recess, delay or postponement recommended by the Company (and not publicly opposed by Parent) with respect to any stockholder meeting with respect to the Merger Agreement;

(ii) against approval of any proposal made in opposition to, made in competition with, or that would reasonably be expected to result in a breach of, the Merger Agreement, the Merger or any other transactions contemplated by the Merger Agreement; and

(iii) against any of the following actions (other than those actions in furtherance of the Merger and the Merger Agreement): (A) any merger, consolidation, business combination, sale of assets, reorganization or recapitalization of or involving the Company or any of the Company Subsidiaries, (B) any sale, lease or transfer of all or substantially all of the assets of the Company or any of the Company Subsidiaries, (C) any reorganization, recapitalization, extraordinary dividend, dissolution, liquidation or winding up of the Company or any of the Company Subsidiaries, (D) any material change in the capitalization of the Company or any of the Company Subsidiaries, or the corporate structure of the Company or any of the Company Subsidiaries, (E) any Acquisition Proposal with respect to the Company, or (F) any other action that is intended, or would reasonably be expected, to impede, interfere with, delay, postpone, discourage or adversely affect the Merger or any other transactions contemplated by the Merger Agreement.

Each Stockholder shall retain at all times the right to vote its Common Shares in its sole discretion and without any other limitation on those matters other than those set forth in clauses (i), (ii) and (iii) that are at any time or from time to time presented for consideration to the Company’s stockholders generally. For the avoidance of doubt, clauses (i), (ii), and (iii) of this Section 3(a) shall not apply to votes, if any, solely on the election or removal of directors as recommended by the Company Board.

(b) In furtherance of the agreements herein and concurrently with the execution of this Agreement, each Stockholder shall deliver to Parent a proxy in the form attached hereto as Exhibit A (each such proxy, a “Proxy”), which shall be irrevocable to the fullest extent permissible by law, with respect to all of such Stockholder’s Common Shares.

(c) Each Stockholder hereby represents and warrants to Parent that any proxies heretofore given by it in respect of its Common Shares are not irrevocable, that any such proxies have heretofore been effectively revoked, and that written notice of revocation of such proxies has been delivered to any such proxy holders.

(d) Each Stockholder hereby affirms that the Proxy is given in connection with, and in consideration of, the execution of the Merger Agreement by Parent, and that such irrevocable proxy is given to secure the performance of the duties of such Stockholder under this Agreement. Each Stockholder hereby further affirms that the Proxy is coupled with an interest sufficient in law to support an irrevocable power and may under no circumstances be revoked. Such Stockholder hereby ratifies and confirms all that such Proxy may lawfully do or cause to be done by virtue hereof. Such Proxy is executed and intended to be irrevocable in accordance with the provisions of Section 212 of the DGCL until the termination of this Agreement in accordance with its terms.

(e) Each Stockholder shall not enter into any agreement or understanding with any Person to vote or give instructions in any manner inconsistent with the terms of this Section 3.

4. Agreement Not to Exercise Appraisal Rights. Each Stockholder shall not exercise, and hereby irrevocably and unconditionally waives, any statutory rights (including under Section 262 of the DGCL) to demand appraisal of any Common Shares that may arise in connection with the Merger or the Merger Agreement.

5. Directors and Officers. It is understood that each Stockholder enters into this Agreement solely in such Stockholder’s capacity as a stockholder of the Company. Notwithstanding any provision of this Agreement to the contrary, nothing in this Agreement shall be construed as preventing or limiting a Stockholder or affiliate of a Stockholder, who is a director or officer of the Company, from taking (or omitting to take) any action in such capacity or fulfilling the obligations of such office, including by performing the obligations required by the fiduciary obligations of such Person, in each case, in his or her capacity as a director or officer of the Company. For the avoidance of doubt, nothing in this Agreement shall modify any rights or obligations under the Merger Agreement.

6. Representations and Warranties of the Stockholders. Each Stockholder hereby covenants, represents and warrants to Parent, severally and not jointly, and solely as to itself and its Common Shares, as follows:

(a) Ownership. Such Stockholder (i) is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of, and has good, valid and marketable title to, the Common Shares set forth opposite such Stockholder’s name on Schedule A hereto, free and clear of any and all Liabilities, Liens, proxies, voting trusts or agreements, options, rights, understandings or arrangements or any other encumbrances whatsoever on title, transfer, or exercise of any rights of a stockholder in respect of such Common Shares (collectively, “Encumbrances”) except for restrictions on Transfer under the Securities Act or Encumbrances arising hereunder; (ii) does not own as of the date hereof, of record or beneficially, any shares of capital stock of the Company (or rights to acquire any such shares) other than the Common Shares set forth on Schedule A hereto; and (iii) has the sole right to vote, dispose of and exercise and holds sole power to issue instructions with respect to the matters set forth in Sections 2, 3, and 4 hereof, sole power to demand appraisal rights and sole power to agree to all of the matters set forth in this Agreement with respect to all of such Stockholder’s Common Shares, with no limitations, qualifications or restrictions on such rights, subject to applicable federal securities laws and the terms of this Agreement.

(b) Power; Binding Agreement. Such Stockholder has the legal capacity and all requisite power and authority to execute and deliver this Agreement and the Proxy, to perform such Stockholder’s obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by such Stockholder of this Agreement and the consummation by such Stockholder of the transactions contemplated hereby have been duly and validly authorized by such Stockholder, and no other actions on the part of such Stockholder are necessary to authorize the execution and delivery by such Stockholder of this Agreement and the consummation by such Stockholder of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by such Stockholder, and, assuming this Agreement constitutes a valid and binding obligation of Parent, constitutes a valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, except that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar Applicable Laws affecting or relating to creditors’ rights generally and is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law).

(c) No Conflicts. None of the execution and delivery by such Stockholder of this Agreement, the performance by such Stockholder of its obligations hereunder or the consummation by each Stockholder of the transactions contemplated hereby will (i) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default under, or conflict with (A) in the case of a Stockholder that is not a natural person, any provisions of the Organizational Documents of such Stockholder or (B) any agreement to which such Stockholder is a party or by which such Stockholder’s Common Shares are bound, or (ii) violate, or require any consent, approval, or notice under, any provision of any judgment, order or decree or any Applicable Law that is applicable to such Stockholder or any of such Stockholder’s Common Shares (other than filings required pursuant to the Exchange Act), except, in the case of (i) or (ii) above, as would not reasonably be expected, either individually or in the aggregate, to impair the ability of such Stockholder to perform its obligations hereunder on a timely basis.

(d) Absence of Litigation. As of the date hereof, there is no action, arbitration, claim, proceeding, suit or investigation pending or, to the knowledge of such Stockholder, threatened against such Stockholder before or by any Governmental Authority, except, as would not reasonably be expected, either individually or in the aggregate, to impair the ability of such Stockholder to perform its obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

(e) Reliance by Parent. Such Stockholder has received and reviewed a copy of the Merger Agreement. Such Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon such Stockholder’s execution, delivery and performance of this Agreement.

7. Representations and Warranties of Parent. Parent hereby represents and warrants to the Stockholders as follows:

(a) Power; Binding Agreement. Parent has the legal capacity and all requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by Parent, and, assuming this Agreement constitutes a valid and binding obligation of each Stockholder, constitutes a valid and binding obligation of Parent, enforceable against Parent in accordance with its terms, except that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Applicable Laws affecting or relating to creditors’ rights generally and is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law).

(b) No Conflicts. The execution, delivery, and performance of this Agreement by Parent and the consummation by Parent of the transactions contemplated hereby will not (i) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default under, or conflict with (A) any provisions of the Organizational Documents of Parent or (B) any Contract to which Parent is a party or by which Parent’s assets may be bound, or (ii) violate, or require any consent, approval, or notice under, any provision of any judgment, order or decree or any Applicable Law that is applicable to Parent (other than filings required pursuant to the Exchange Act), except, in the case of (i) or (ii) above, as would not reasonably be expected, either individually or in the aggregate, to impair the ability of Parent to perform its obligations hereunder on a timely basis.

8. Certain Restrictions. Each Stockholder agrees, while this Agreement is in effect, (a) not to take, agree or commit to take any action that would reasonably be expected to make any representation or warranty of such Stockholder contained in this Agreement inaccurate in any respect as of any time during the term of this Agreement and (b) to take all reasonable action necessary to prevent any such representation or warranty from being inaccurate in any respect at any such time.

9. Non-Solicitation. Each Stockholder, in such Stockholder’s capacity as a stockholder of the Company, agrees (a) to be bound by and comply with the terms and provisions of Section 6.02 of the Merger Agreement, to the extent such terms and provisions are applicable to Representatives thereunder and (b) not to make any statement or proposal inconsistent with the Board Recommendation.

10. Disclosure. Each Stockholder shall permit Parent to publish and disclose in all documents and schedules filed with the SEC or any other similar Governmental Authority, and any press release or other disclosure document that Parent reasonably determines to be necessary or desirable in connection with the Merger and any transactions related to the Merger, such Stockholder’s identity and ownership of Common Shares and the nature of such Stockholder’s commitments, arrangements and understandings under this Agreement.

11. No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to any Common Shares. Except as provided in this Agreement, all rights, ownership and economic benefits relating to the Common Shares shall remain vested in and belong to each Stockholder.

12. Further Assurances. Subject to the terms and conditions of this Agreement, upon the request of Parent, each Stockholder shall execute and deliver any additional documents and take, or cause to be taken, all actions, and to do, or cause to be done, all things as may reasonably be deemed by Parent to be necessary or desirable to fulfill such Stockholder’s obligations under this Agreement.

13. Stop Transfer Instructions. At all times commencing with the execution and delivery of this Agreement and continuing until the Expiration Date, in furtherance of this Agreement, each Stockholder shall, and hereby does authorize and instruct the Company or its counsel to notify the Company’s transfer agent that, from the date hereof until the Expiration Date, subject to the terms hereof, there is a stop transfer order with respect to all of the Common Shares of such Stockholder (and that this Agreement places limits on the voting and transfer of such Common Shares until the Expiration Date).

14. Termination. This Agreement and each Proxy, and all rights and obligations of the parties hereunder and thereunder, shall terminate and shall have no further force or effect as of the Expiration Date. Notwithstanding the foregoing, nothing set forth in this Section 14 or elsewhere in this Agreement shall relieve any party hereto from liability, or otherwise limit the liability of any party hereto, for any material breach of this Agreement prior to such termination. This Section 14 and Sections 1, 5, 15 (as applicable) shall survive any termination of this Agreement.

15. Miscellaneous.

(a) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. Upon such a determination, the parties agree to negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner, in order that substance of this Agreement be consummated as originally contemplated to the fullest extent possible.

(b) Binding Effect and Assignment. Neither this Agreement nor any of the rights, interests or obligations of the parties hereunder may be assigned by any of the parties (whether by operation of law or otherwise) without prior written consent of the other parties, except that Parent may assign, in its sole discretion and without the consent of any other party, any of or all of its rights, interests and obligations hereunder to one or more direct or indirect wholly owned Subsidiaries of Parent. Subject to the preceding sentence, this Agreement and all of the provisions hereof shall be binding upon, inure to the benefit of and be enforceable by, the parties hereto and their respective successors and permitted assigns and the provisions of this Agreement are not intended to confer upon any person other than the parties hereto any rights or remedies hereunder

(c) Amendments. This Agreement may be amended by the parties hereto only by an instrument in writing signed on behalf of each of the parties hereto.

(d) Specific Performance; Injunctive Relief. The parties hereto acknowledge that Parent shall be irreparably harmed and that there shall be no adequate remedy at law for a violation of any of the covenants or agreements of any Stockholder set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to Parent upon any such violation at law or in equity, Parent shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to Parent at law or in equity, without the requirement of posting a bond or other security.

(e) Notices. Any notices or other communications required or permitted under, or otherwise given in connection with, this Agreement shall be in writing and shall be deemed to have been duly given (i) when delivered or sent if delivered in person or sent by facsimile transmission (provided confirmation of facsimile transmission is obtained), (ii) on the fifth Business Day after dispatch by registered or certified mail, (iii) on the next Business Day if transmitted by national overnight courier, or (iv) on the date delivered if sent by email (provided confirmation of email receipt is obtained), in each case as follows:

If to Parent, to:

Endurance International Group Holdings, Inc.
10 Corporate Drive
Suite 300
Burlington, Massachusetts 01803
Attention:	David Bryson
Lara Mataac
Email:	david@endurance.com
lara.mataac@endurance.com

with a copy to:

Cleary Gottlieb Steen & Hamilton LLP
One Liberty Plaza
New York, New York 10006
Attention:	David Leinwand
Matthew P. Salerno
Facsimile:	(212) 225-3999
Email:	dleinwand@cgsh.com
msalerno@cgsh.com

If to any Stockholder, to the address set forth next to such Stockholder’s name on the relevant signature page hereto.

(f) Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

(g) No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect of this Agreement at law or in equity, or to insist upon compliance by any other party with its obligation under this Agreement, and any custom or practice of the parties at variance with the terms of this Agreement, shall not constitute a waiver by such party of such party’s right to exercise any such or other right, power or remedy or to demand such compliance.

(h) No Third Party Beneficiaries. This Agreement is not intended to and shall not confer any rights or remedies upon any Person other than the parties hereto.

(i) Governing Law. This Agreement and any Proceedings arising out of or related hereto or to the Merger or to the inducement of any party hereto to enter into this Agreement (whether for breach of contract, tortious conduct or otherwise and whether predicated on common law, statute or otherwise) shall be governed by and construed in accordance with the laws of the State of Delaware, including all matters of construction, validity, and performance, without regard to the conflicts of law rules of such State that would refer a matter to the laws of another jurisdiction.

(j) Consent to Jurisdiction.

(i) The parties hereto agree that any Proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in the Chancery Court of the State of Delaware located in Wilmington, Delaware and any state appellate court therefrom located in Wilmington, Delaware, or, if no such state court has proper jurisdiction, the Federal District Court for the District of Delaware located in Wilmington, Delaware, and any appellate court therefrom. Each Party hereby irrevocably submits to the exclusive jurisdiction of such court in respect of any legal or equitable Proceeding arising out of or relating to this Agreement or the Transactions, or relating to enforcement of any of the terms of this Agreement, and hereby waives, and agrees not to assert, as a defense in any such Proceeding, any claim that it is not subject personally to the jurisdiction of such court, that the Proceeding is brought in an inconvenient forum, that the venue of the Proceeding is improper or that this Agreement or the transactions contemplated hereby may not be enforced in or by such courts. Each Party agrees that notice or the service of process in any Proceeding arising out of or relating to this Agreement or the transactions contemplated hereby shall be properly served or delivered if delivered in the manner contemplated by Section 15(e) or in any other manner permitted by Applicable Law.

(k) Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(l) Rules of Construction. Each of the parties hereto acknowledge that it has been represented by counsel of its choice throughout all negotiations that have preceded the execution of this Agreement. Consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

(m) Entire Agreement. This Agreement (together with the Merger Agreement and any other documents and instruments referred to herein) constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, among the parties and their Affiliates, or any of them, with respect to the subject matter hereof.

(n) Interpretation.

(i) Whenever the words “include,” “includes” or “including” are used in this Agreement they shall be deemed to be followed by the words “without limitation.”

(ii) The article and section headings contained in this Agreement are for reference purposes only and shall not in any way affect or be deemed to affect the meaning or interpretation of this Agreement.

(iii) Words describing the singular number shall be deemed to include the plural and vice versa, and words denoting any gender shall be deemed to include all genders.

(o) Expenses. Except as expressly provided for herein, all fees, costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees, costs and expenses.

(p) Attorneys’ Fees. In any action at law or suit in equity to enforce this Agreement or the rights of any of the parties hereunder, the prevailing party in such action or suit shall be entitled to receive reimbursement for all reasonable costs and expenses (including reasonable attorneys’ fees) incurred in such action or suit.

(q) Non-Recourse. This Agreement may only be enforced against, and any claim or cause of action based upon, arising out of, or related to this Agreement or the transactions contemplated hereby may only be brought against the Persons that are expressly named as parties hereto and then only with respect to the specific obligations set forth herein with respect to such party. Notwithstanding anything herein to the contrary, no Parent Related Party shall have any Liability (whether at law, in equity, in contract, in tort or otherwise) to any of the Stockholders or any other Person for any obligations or Liabilities to any party hereto under this Agreement or for any claim based on, in respect of, or by reason of, the transactions contemplated hereby.

(r) Counterparts; Facsimile Transmission of Signatures. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Signatures to this Agreement transmitted by facsimile transmission, by electronic mail in PDF form, or by any other electronic means designed to preserve the original graphic and pictorial appearance of a document, will be deemed to have the same effect as physical delivery of the paper document bearing the original signatures.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed and caused to be effective this Agreement as of the date first above written.

ENDURANCE INTERNATIONAL GROUP HOLDINGS, INC.

By:	/s/ Hari Ravichandran
Name:	Hari Ravichandran
Title:	Chief Executive Officer

SIGNATURE PAGE TO VOTING AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed and caused to be effective this Agreement as of the date first above written.

STOCKHOLDERS

By:	/s/ Gail F. Goodman
Gail F. Goodman

By:	/s/ Harpreet S. Grewal
Harpreet S. Grewal

By:	/s/ Sharon M. French
Sharon M. French

By:	/s/ Ellen M. Brezniak
Ellen M. Brezniak

By:	/s/ Kenneth J. Surdan
Kenneth J. Surdan

By:	/s/ Christopher M. Litster
Christopher M. Litster

By:	/s/ Joel A. Hughes
Joel A. Hughes

SIGNATURE PAGE TO VOTING AGREEMENT

By:	/s/ Robert P. Nault
Robert P. Nault

By:	/s/ Robert D. Nicoson
Robert D. Nicoson

By:	/s/ Robert P. Badavas
Robert P. Badavas

ROBERT P. BADAVAS TRUST OF 2007

By:	/s/ Robert P. Badavas
Robert P. Badavas, duly authorized

By:	/s/ Julie M.B. Bradley
Julie M.B. Bradley

By:	/s/ John C. Campbell
John C. Campbell

By:	/s/ Jean Campbell
Jean Campbell

By:	/s/ Jay Herratti
Jay Herratti

SIGNATURE PAGE TO VOTING AGREEMENT

By:	/s/ William S. Kaiser
William S. Kaiser

KAISER FAMILY TRUST

By:	/s/ William S. Kaiser
William S. Kaiser, duly authorized

By:	/s/ Daniel T.H. Nye
Daniel T.H. Nye

By:	/s/ Meagan Nye
Meagan Nye

NYE FAMILY TRUST 2007

By:	/s/ Daniel T.H. Nye
Daniel T.H. Nye, duly authorized

By:	/s/ Lisa Weinstein
Lisa Weinstein

EXHIBIT A

IRREVOCABLE PROXY

The undersigned Stockholder (the “Stockholder”) of Constant Contact, Inc., a Delaware corporation (the “Company”), hereby irrevocably (to the fullest extent permitted by law) appoints Endurance International Group Holdings, Inc., a corporation organized under the laws of Delaware (“Parent”), acting through any of its authorized signatories, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of the Company that now are or hereafter may be beneficially owned by the undersigned, and any and all other shares or equity securities of the Company issued or issuable in respect thereof on or after the date hereof (collectively, the “Shares”) in accordance with the terms of this Irrevocable Proxy until the Expiration Date (as defined below); provided, however, that such proxy and voting and related rights are expressly limited to the matters discussed in clauses (i) through (iii) in the fourth paragraph of this Irrevocable Proxy. Upon the undersigned’s execution of this Irrevocable Proxy, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the Shares until after the Expiration Date, provided that, the undersigned may grant subsequent proxies with respect to any matter other than those discussed in clauses (i) through (iii) in the fourth paragraph of this Irrevocable Proxy.

This Irrevocable Proxy is irrevocable to the fullest extent permitted by Applicable Law, is coupled with an interest sufficient in law and is granted pursuant to that certain Voting Agreement of even date herewith by and between Parent and the undersigned Stockholder (the “Voting Agreement”), and is granted as a condition and inducement to the willingness of Parent, Paintbrush Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”) to enter into that certain Agreement and Plan of Merger of even date herewith (as it may be amended from time to time, the “Merger Agreement”), among Parent, Merger Sub and the Company. The Merger Agreement provides for, among other things, the merger of Merger Sub with and into the Company (the “Merger”) with the Company continuing as the surviving corporation of the Merger and pursuant to which all outstanding shares of Company Common Stock will be converted into the right to receive the consideration set forth in the Merger Agreement.

As used herein, the term “Expiration Date” shall mean the earlier to occur of (i) the termination of the Merger Agreement in accordance with the terms thereof, (ii) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement, and (iii) the date of any material modification, waiver or amendment to any provision of the Merger Agreement that reduces the amount, changes the form or otherwise adversely affects, in any material respect, the consideration payable to the Stockholder without the written consent of the Stockholder.

The attorneys and proxies named above, and each of them, are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned’s attorney and proxy to vote the Shares, and to exercise all voting, consent and similar rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents) at every annual, special, adjourned or postponed meeting of stockholders of the Company and in every written consent in lieu of such meeting:

(i) in favor of (A) the adoption of the Merger Agreement (as it may be modified or amended from time to time) and any other matter that must be approved by the stockholders of the Company in order for the transactions contemplated by the Merger Agreement to be consummated and (B) any adjournment, recess, delay or postponement recommended by the Company (and not publicly opposed by Parent) with respect to any stockholder meeting with respect to the Merger Agreement;

(ii) against approval of any proposal made in opposition to, made in competition with, or that would reasonably be expected to result in a breach of, the Merger Agreement, the Merger or any other transactions contemplated by the Merger Agreement; and

(iii) against any of the following actions (other than those actions in furtherance of the Merger and the Merger Agreement): (A) any merger, consolidation, business combination, sale of assets, reorganization or recapitalization of or involving the Company or any of the Company Subsidiaries, (B) any sale, lease or transfer of all or substantially all of the assets of the Company or any of the Company Subsidiaries, (C) any reorganization, recapitalization, extraordinary dividend, dissolution, liquidation or winding up of the Company or any of the Company Subsidiaries, (D) any material change in the capitalization of the Company or any of the Company Subsidiaries, or the corporate structure of the Company or any of the Company Subsidiaries, (E) any Acquisition Proposal with respect to the Company, or (F) any other action that is intended, or would reasonably be expected to impede, interfere with, delay, postpone, discourage or adversely affect the Merger or any other transactions contemplated by the Merger Agreement.

The attorneys and proxies named above may not exercise this Irrevocable Proxy on any other matter. The undersigned Stockholder may vote the Shares in its sole discretion on all other matters. For the avoidance of doubt, clauses (i) through (iii) in the fourth paragraph of this Irrevocable Proxy shall not apply to votes, if any, on the election or removal of directors as recommended by the Company Board.

Any obligation of the undersigned hereunder shall be binding upon the successors and permitted assigns of the undersigned.

This Irrevocable Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Date.

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SIGNATURE PAGE TO IRREVOCABLE PROXY

(AS CONTEMPLATED BY VOTING AGREEMENT)

Dated: October 30, 2015	STOCKHOLDER

	By:	/s/ Gail F. Goodman
Gail F. Goodman

[Signature Page to Irrevocable Proxy]

SIGNATURE PAGE TO IRREVOCABLE PROXY

(AS CONTEMPLATED BY VOTING AGREEMENT)

Dated: October 30, 2015	STOCKHOLDER

	By:	/s/ Harpreet S. Grewal
Harpreet S. Grewal

	By:	/s/ Sharon M. French
Sharon M. French

[Signature Page to Irrevocable Proxy]

SIGNATURE PAGE TO IRREVOCABLE PROXY

(AS CONTEMPLATED BY VOTING AGREEMENT)

Dated: October 30, 2015	STOCKHOLDER

	By:	/s/ Ellen M. Brezniak
Ellen M. Brezniak

[Signature Page to Irrevocable Proxy]

SIGNATURE PAGE TO IRREVOCABLE PROXY

(AS CONTEMPLATED BY VOTING AGREEMENT)

Dated: October 30, 2015	STOCKHOLDER

	By:	/s/ Kenneth J. Surdan
Kenneth J. Surdan

[Signature Page to Irrevocable Proxy]

SIGNATURE PAGE TO IRREVOCABLE PROXY

(AS CONTEMPLATED BY VOTING AGREEMENT)

Dated: October 30, 2015	STOCKHOLDER

	By:	/s/ Christopher M. Litster
Christopher M. Litster

[Signature Page to Irrevocable Proxy]

SIGNATURE PAGE TO IRREVOCABLE PROXY

(AS CONTEMPLATED BY VOTING AGREEMENT)

Dated: October 30, 2015	STOCKHOLDER

	By:	/s/ Joel A. Hughes
Joel A. Hughes

[Signature Page to Irrevocable Proxy]

SIGNATURE PAGE TO IRREVOCABLE PROXY

(AS CONTEMPLATED BY VOTING AGREEMENT)

Dated: October 30, 2015	STOCKHOLDER

	By:	/s/ Robert P. Nault
Robert P. Nault

[Signature Page to Irrevocable Proxy]

SIGNATURE PAGE TO IRREVOCABLE PROXY

(AS CONTEMPLATED BY VOTING AGREEMENT)

Dated: October 30, 2015	STOCKHOLDER

	By:	/s/ Robert D. Nicoson
Robert D. Nicoson

[Signature Page to Irrevocable Proxy]

SIGNATURE PAGE TO IRREVOCABLE PROXY

(AS CONTEMPLATED BY VOTING AGREEMENT)

Dated: October 30, 2015	STOCKHOLDER

	By:	/s/ Robert P. Badavas
Robert P. Badavas

ROBERT P. BADAVAS TRUST OF 2007

	By:	/s/ Robert P. Badavas
Robert P. Badavas, duly authorized

SIGNATURE PAGE TO IRREVOCABLE PROXY

(AS CONTEMPLATED BY VOTING AGREEMENT)

Dated: October 30, 2015	STOCKHOLDER

	By:	/s/ Julie M.B. Bradley
Julie M.B. Bradley

SIGNATURE PAGE TO IRREVOCABLE PROXY

(AS CONTEMPLATED BY VOTING AGREEMENT)

Dated: October 30, 2015	STOCKHOLDER

	By:	/s/ John C. Campbell
John C. Campbell

	By:	/s/ Jean Campbell
Jean Campbell

SIGNATURE PAGE TO IRREVOCABLE PROXY

(AS CONTEMPLATED BY VOTING AGREEMENT)

Dated: October 30, 2015	STOCKHOLDER

	By:	/s/ Jay Herratti
Jay Herratti

SIGNATURE PAGE TO IRREVOCABLE PROXY

(AS CONTEMPLATED BY VOTING AGREEMENT)

Dated: October 30, 2015	STOCKHOLDER

	By:	/s/ William S. Kaiser
William S. Kaiser

KAISER FAMILY TRUST

	By:	/s/ William S. Kaiser
William S. Kaiser, duly authorized

SIGNATURE PAGE TO IRREVOCABLE PROXY

(AS CONTEMPLATED BY VOTING AGREEMENT)

Dated: October 30, 2015	STOCKHOLDER

	By:	/s/ Daniel T.H. Nye
Daniel T.H. Nye

	By:	/s/ Meagan Nye
Meagan Nye

NYE FAMILY TRUST

	By:	/s/ Daniel T.H. Nye
Daniel T.H. Nye, duly authorized

[Signature Page to Irrevocable Proxy]

SIGNATURE PAGE TO IRREVOCABLE PROXY

(AS CONTEMPLATED BY VOTING AGREEMENT)

Dated: October 30, 2015	STOCKHOLDER

	By:	/s/ Lisa Weinstein
Lisa Weinstein

Schedule A

Common Shares Held by Stockholders

Stockholder	Company Common Stock		Company Stock Options	Company RSUs
Gail F. Goodman	566,081		863,130	207,205
Ellen M. Brezniak	12,219		243,311	65,580
Harpreet Grewal	12,226	[1]	37,146	112,914
Joel A. Hughes	2,550		32,637	69,122
Christopher M. Litster	2,365		162,213	80,993
Robert P. Nault	9,609		244,410	65,741
Robert D. Nicoson	14,635		143,120	63,532
Kenneth J. Surdan	9,941		103,120	78,994
Robert P. Badavas	20,788	[2]	89,000	4,357
Julie M. B. Bradley	0		0	4,192
John Campbell	5,954		7,000	4,357
Jay Herratti	4,288		35,000	4,357
William S. Kaiser	27,655	[3]	60,000	4,357
Daniel T. H. Nye	14,288	[4]	65,000	4,357
Lisa Weinstein	0		0	4,192

Total	702,599		2,085,087	781,250

[1]	These shares are held jointly with Mr. Grewal’s spouse.
[2]	14,288 shares are held directly by Mr. Badavas and 6,500 shares are held indirectly by Robert P. Badavas Trust of 2007.
[3]	25,686 shares are held directly by Mr. Kaiser and 1,969 shares are held indirectly by Kaiser Family Trust.
[4]	13,688 shares are held directly, with 5,088 of these held directly by Mr. Nye and 8,600 of these held jointly with Mr. Nye’s spouse. An additional 600 shares are held indirectly by Mr. Nye’s spouse.